UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

☑	Filed by the Registrant

☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

TTEC Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):

☑	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V68686-P26857 100 CONGRESS AVENUE, SUITE 1425 AUSTIN, TX 78701 TTEC HOLDINGS, INC. 2025 Annual Meeting Vote by May 21, 2025 11:59 PM EDT You invested in TTEC HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 22, 2025. Vote Virtually at the Meeting* May 22, 2025 10:00 a.m. CDT Virtually at: www.virtualshareholdermeeting.com/TTEC2025 Get informed before you vote View the Notice and Proxy Statement and TTEC Annual Report on Form 10-K and related information including TTEC CEO’s Letter to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 8, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V68687-P26857 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Director Nominees 1a.Kenneth D. Tuchman For 1b.Steven J. Anenen For 1c. Tracy L. Bahl For 1d.Gregory A. Conley For 1e.Robert N. Frerichs For 1f. Marc L. Holtzman For 1g.Gina L. Loften For 2. Ratification of the appointment of Pricewaterhouse Coopers LLP as TTEC’s Independent Registered Public Accounting Firm for 2025. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.